UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-14703	16-1268674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

52 South Broad Street
Norwich, New York 13815
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (607) 337-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	NBTB	The NASDAQ Stock Market LLC

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2019, NBT held its Annual Meeting of Shareholders (the “Annual Meeting”). The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 8, 2019 (the “Proxy Statement”).

The proposals voted on by the shareholders at the Annual Meeting were as follows:

Proposal 1—NBT’s shareholders elected thirteen individuals to the Board of Directors (the “Board”) of NBT as set forth below:

Nominees	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
John H. Watt, Jr.	30,186,622	232,587	162,452	6,373,140
Martin A. Dietrich	30,186,011	269,622	126,028	6,373,140
Patricia T. Civil	29,980,547	458,343	142,771	6,373,140
Timothy E. Delaney	30,265,074	164,729	151,858	6,373,140
James H. Douglas	29,326,302	1,111,109	144,250	6,373,140
Andrew S. Kowalczyk, III	30,084,182	364,087	133,392	6,373,140
John C. Mitchell	29,890,817	566,098	124,746	6,373,140
V. Daniel Robinson, II	30,209,996	227,471	144,194	6,373,140
Matthew J. Salanger	30,284,280	130,111	167,270	6,373,140
Joseph A. Santangelo	29,929,209	504,604	147,848	6,373,140
Lowell A. Seifter	30,087,432	359,821	134,408	6,373,140
Robert A. Wadsworth	29,964,407	462,520	154,734	6,373,140
Jack H. Webb	30,174,701	255,080	151,880	6,373,140

Proposal 2—NBT’s shareholders approved, on a non-binding, advisory basis, the compensation of NBT’s named executive officers as disclosed in the Proxy Statement, as set forth below:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
29,298,416	903,059	380,186	6,373,140

Proposal 3—NBT’s shareholders ratified the appointment by the Board of KPMG LLP as the independent registered public accounting firm of NBT for the fiscal year ending December 31, 2019, as set forth below:

Votes For	Votes Against	Votes Abstain
36,265,770	517,103	171,928

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBT BANCORP INC.

Date: May 22, 2019	By:	/s/ Michael J. Chewens
Michael J. Chewens
Senior Executive Vice President
and Chief Financial Officer